UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2014

VIASYSTEMS GROUP, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-15755	75-2668620
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Hanley Road

St. Louis, MO 63105

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 727-2087

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

On April 25, 2014, Viasystems Group, Inc. (the “Company”) issued a press release announcing the Company’s first quarter 2014 results conference call to be held on May 6, 2014 at 4:30 p.m. Eastern Time.

On May 6, 2014, the Company issued a press release announcing the Company’s first quarter 2014 results, a copy which is attached as an exhibit hereto.

Item 5.07: Submission of Matters to a Vote of Security Holders.

On May 6, 2014, the Company held its regular annual meeting of stockholders. The stockholders approved all of the proposals detailed in the Company’s Definitive Proxy Statement on Schedule 14A which was filed with the Securities Exchange Commission on March 14, 2014. The board of directors, as listed below, was reelected in its entirety. In addition, an advisory vote was solicited with respect to executive compensation, as disclosed in the Company’s definitive proxy statement and was approved on an advisory basis. As previously reported, following the 2011 annual meeting, the Company’s board of directors decided to follow stockholders’ recommendation in the 2011 annual meeting and hold an advisory shareholder vote on executive compensation in its proxy materials every three years. The next non-binding advisory vote on executive compensation and the next non-binding vote on the frequency of stockholder advisory compensation votes will each be held at the Company’s 2017 annual meeting. The number of shares entitled to vote at the Company’s 2014 annual meeting of stockholders was 20,799,047, representing the number of shares outstanding as of the record date, March 7, 2014.

Proposal 1: Election of twelve directors to serve until the next annual meeting of stockholders.

	SHARES VOTED FOR	SHARES WITHHELD	BROKER NON-VOTES
Michael D. Burger	12,974,954	2,302,715	940,478
Timothy L. Conlon	13,251,753	2,025,916	940,478
Robert F. Cummings, Jr.	14,918,383	359,286	940,478
Kirby A. Dyess	14,921,660	356,009	940,478
Peter Frank	13,236,169	2,041,500	940,478
Jack D. Furst	13,249,958	2,027,711	940,478
Edward Herring	13,249,340	2,028,329	940,478
William A. Owens	14,914,388	363,281	940,478
Dominic J. Pileggi	14,999,979	277,690	940,478
David M. Sindelar	13,315,029	1,962,640	940,478
Christopher J. Steffen	14,903,613	374,056	940,478
David D. Stevens	14,999,225	278,444	940,478

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014.

SHARES VOTED FOR	SHARES VOTED AGAINST	SHARES ABSTAINING
16,157,652	14,546	45,949

Proposal 3: Approval of the compensation paid to the Company’s named executive officers (advisory vote).

SHARES VOTED FOR	SHARES VOTED AGAINST	SHARES ABSTAINING
13,081,247	1,784,963	411,459

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished pursuant to Item 2.02 hereof, and the information contained in this report and such exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated therein.

Exhibit Number	Description

99.1	Press Release issued by the Company on May 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYSTEMS GROUP, INC.

By:	/s/ Christopher R. Isaak
Christopher R. Isaak
Vice President, Corporate Controller and Chief Accounting Officer

Date: May 6, 2014

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by Viasystems Group, Inc. on May 6, 2014.